Exhibit 10.66

EXECUTION

PLS MSR FACILITY

AMENDMENT NO. 4
TO SECOND AMENDED AND RESTATED LOAN SECURITY AGREEMENT

Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, dated as of October 31, 2014 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Lender”),  PENNYMAC LOAN SERVICES, LLC (the “Borrower”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

WHEREAS, the Borrower, the Lender and the Guarantor are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of March 27, 2012 (as amended by Amendment No. 1, dated as of December 12, 2012,  Amendment No. 2, dated as of March 22, 2013, and Amendment No. 3, dated as of December 30, 2013,  the “Existing Loan Agreement”; and as further amended by this Amendment, the “Loan and Security Agreement”) and the related Amended and Restated Pricing Side Letter, dated as of March 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the  “Pricing Side Letter”).  The Guarantor is a party to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of March 27, 2012, by the Guarantor in favor of Lender.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement and Guaranty, as applicable.

WHEREAS, the Borrower, the Lender and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.  As a condition precedent to amending the Existing Loan Agreement, the Lender has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

NOW, THEREFORE, the Borrower, the Lender and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 1.01 of the Existing Loan Agreement is hereby amended by:
(a) with respect to the definition of “Eligible Asset”, (i) adding “and” at the end of clause (p), and (ii) adding the following clause (q):

(q)  which is a Ginnie Mae Advance, which advance (i) is subject to reimbursement by HUD, FHA or VA for FHA Mortgage Insurance Contract or VA Loan Guaranty Agreement, as applicable, and (ii) a claim for which has not been rejected by HUD, VA or FHA  for any reason which impairs the FHA Mortgage Insurance Contract or VA Loan Guaranty Agreement, as applicable;

(b) deleting the definitions of “Commitment Fee”, “Loan Documents” and “Servicing Contract” in their entirety and replacing them with the following:

“Commitment Fee” has the meaning assigned to the term in the Pricing Side Letter.

“Loan Documents” means this Agreement, the Pricing Side Letter, the Dedicated Account Control Agreement, the Note, the Guaranty, the Power of Attorney, the Spread Buyer Power of Attorney, the Security Agreement and the Securities Account Control Agreement, as each of the same may hereafter be amended, supplemented, restated or otherwise modified from time to time.

“Servicing Contracts” means, collectively, (i) with respect to all Assets other than Ginnie Mae Advances, those servicing agreements described on Schedule 2 attached hereto, as amended from time to time, to which Borrower is a party, pursuant to which Borrower acts as the servicer of portfolios of Mortgage Loans or specified Mortgage Loans, and by which Borrower’s servicing obligations are governed with respect to an Eligible Securitization Transaction and with respect to Servicing Rights, in the case of each Servicing Contract between Borrower and an Agency, subject to an Acknowledgement Agreement with such Agency, and (ii) with respect to Ginnie Mae Advances, the Repurchase Agreement to the extent of the servicing requirements set forth therein, pursuant to which Borrower will service the related Ginnie Mae Loans.  For all purposes of this Agreement, the term “Servicing Contracts” shall include any and all instruments, agreements, invoices or other writings, which gives rise to or otherwise evidence any of the Receivables or Servicing Rights.

(c) adding the following definitions in their appropriate alphabetical order:

“Agent” means DLJ Mortgage Capital, Inc.

“Ginnie Mae Account”  means (a) the account designated as: Borrower, in its capacity as seller under the Repurchase Agreement, as agent, trustee, and/or bailee for Lender, in its capacity as buyer under the Repurchase Agreement, and/or payments of various mortgagors and/or various owners of interest in loans – EBO P&I, Account No. 555230001, City National Bank, ABA # 122016066, (b) the account designated as: Borrower, in its capacity as seller under the Repurchase Agreement, as agent, trustee, and/or bailee for Lender, in its capacity as buyer under the Repurchase Agreement, and/or payments of various mortgagors and/or various owners of interest in loans – FHA/VA Claims, Account No. 555230036, City National Bank, ABA # 122016066, or (c) such other account as designated in writing by Buyer, in each case, as contemplated by Section 14.ii of the Repurchase Agreement.

“Ginnie Mae Advance” means a Servicer Advance made by Borrower in connection with servicing the Ginnie Mae Loans.

“Ginnie Mae Guide” means the Ginnie Mae Mortgage-Backed Securities Guide, Handbook 5500.3, Rev. 1, as amended from time to time, and any related announcements, directives and correspondence issued by Ginnie Mae.

“Ginnie Mae Loan” means a Mortgage Loan that is subject to a Transaction (as defined in the Repurchase Agreement) under the Repurchase Agreement and was purchased from

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a Ginnie Mae Security in accordance with the terms of the Ginnie Mae Guide, or purchased by the Borrower shortly after its purchase from a Ginnie Mae Security.

“Ginnie Mae Security” means a mortgage-backed security guaranteed by Ginnie Mae pursuant to the Ginnie Mae Guide.

“HUD” means the United States Department of Housing and Urban Development or any successor thereto.

“Securities Account Control Agreement” means that certain Amended and Restated Securities Account Control Agreement dated as of October 31, 2014, among Lender in its capacity hereunder and in its capacity as buyer under the Repurchase Agreement, Borrower in its capacity hereunder and in its capacity as seller under the Repurchase Agreement and in its capacity as servicer under the Repurchase Agreement, and Securities Intermediary and other parties as joined thereto from time to time, as may be amended, supplemented or replaced from time to time.

“Securities Intermediary” means City National Bank, and its permitted successors and assigns, or such other party specified by Lender and agreed to by Borrower, which approval shall not be unreasonably withheld.

(d) deleting the definitions of “Receivables Commitment Fee” and “Servicing Rights Commitment Fee” in their entirety and all references thereto.
SECTION 2. Dedicated Accounts. Section 2.14 of the Existing Loan Agreement is hereby amended by adding the following at the end thereof:

Lender, in its capacity as buyer under the Repurchase Agreement, has established the Ginnie Mae Account under the Repurchase Agreement, and certain amounts on deposit therein shall constitute proceeds of the Ginnie Mae Advances.  Lender hereby appoints and authorizes Agent to act as agent solely with respect to performance of the following duties, in each case, on behalf of Lender: (i) maintaining the Ginnie Mae Account, and (ii) taking such actions as Agent deems appropriate to administer the Ginnie Mae Account.  The Agent shall have no duties or responsibilities except those expressly set forth in this Section 2.14.

SECTION 3. Representations and Warranties. Section 3.11 of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 3.11Litigation.  There is no action, proceeding or investigation pending with respect to which either Borrower or Guarantor has received service of process or, to the best of Borrower’s or Guarantor’s knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Loan Advance, Notice of Borrowing or any Loan Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Notice of Borrowing or any Loan Document, (C) makes a claim individually or in the aggregate in an amount greater than $10,000,000, (D) which requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder or (E)

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which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any Notice of Borrowing or any Loan Document.

SECTION 4. Collateral; Security Interest. Section 4.01(a) of the Existing Loan Agreement is hereby amended by deleting clause (iv) in its entirety and replacing it with the following:

(iv) the Dedicated Accounts and the Ginnie Mae Account;

SECTION 5. Covenants. Section 6.02 of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 6.02Litigation.  Borrower and Guarantor, as applicable, will promptly, and in any event within ten (10) days after service of process on any of the following, give to Lender notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Borrower, Guarantor or any of their Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim individually or in the aggregate in an amount greater than $10,000,000, or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect.  On the fifth (5th) day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day), Borrower and Guarantor, as applicable, will provide to Lender a litigation docket listing all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Borrower, Guarantor or any of their Subsidiaries or affecting any of the Property of any of them before any Governmental Authority.  Borrower and Guarantor, as applicable, will promptly provide notice of any judgment, which with the passage of time, could cause an Event of Default hereunder.

SECTION 6. Covenants. Article 6 of the Existing Loan Agreement is hereby amended by:
(a) deleting Section 6.14 in its entirety and replacing it with the following:

6.14    Collections on Assets and the Dedicated Accounts.  Prior to the Borrower making any withdrawal from the custodial account or any other clearing account maintained under the related Servicing Contract, the Borrower shall instruct the related depository institution to remit all collections, payments and proceeds in respect of any Receivable pledged hereunder to be deposited into the Receivables Dedicated Account and on account of Servicing Rights to the applicable Servicing Rights Dedicated Account; provided that any amounts received on account of Ginnie Mae Advances in the Ginnie Mae Account shall be remitted to the Dedicated Account in accordance with the Securities Account Control Agreement;  provided further that prior to the occurrence of an Event of

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Default or Trigger Event, as applicable, (i) any amounts received on account of the Portfolio Excess Spread and the related Servicing Rights shall be remitted by Borrower in accordance with the Master Spread Acquisition Agreement and (ii) any amounts on account of the related Servicing Rights to be remitted back to Borrower pursuant to the Master Spread Acquisition Agreement shall be remitted directly to the Dedicated Account; provided further that after the occurrence of an Event of Default or Trigger Event, as applicable, all amounts received on account of the Portfolio Excess Spread and the related Servicing Rights shall be deposited in the applicable Servicing Rights Dedicated Account.  Borrower shall not withdraw or direct the withdrawal or remittance of any amounts on account of any Receivables or Servicing Rights income related to any Servicing Contract from any custodial account into which such amounts have been deposited other than to remit to each of the applicable Dedicated Accounts or, solely with respect to Ginnie Mae Advances on deposit in the Ginnie Mae Account, as provided in the Securities Account Control Agreement;  provided that prior to the occurrence of an Event of Default or Trigger Event, as applicable, Borrower shall be permitted to direct the remittance of any amounts received on account of the Portfolio Excess Spread and the related Servicing Rights to Spread Buyer in accordance with the Master Spread Acquisition Agreement.

(b) deleting Section 6.27 in its entirety and replacing it with the following:

6.27    No Pledge; Other Liens; Creditors.    Except as contemplated herein, neither Borrower nor Guarantor shall (a) pledge, transfer or convey any security interest in the Dedicated Account or the Ginnie Mae Account to any Person without the express written consent of Lender; (b) pledge, grant a security interest or assign any existing or future rights to service any of the Collateral or to be compensated for servicing any of the Collateral, or pledge or grant to any other Person any security interest in any Assets or Servicing Contracts; or (c) pledge, transfer or convey any security interest or suffer to exist, any Lien on any interest of any kind (whether in whole or in part) in any Portfolio Excess Spread or Servicing Contract, including without limitation, any interest in pools of Mortgage Loans not set forth on Schedule 2.

SECTION 7. Defaults. Section 7.01 of the Existing Loan Agreement is hereby amended by deleting subsection (k) in its entirety and replacing it with the following:

(k)Judgment.  A final judgment or judgments for the payment of money in excess of $10,000,000 shall be rendered against Borrower, Guarantor or any of their Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof.

SECTION 8. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

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(a) Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:
(1) this Amendment, executed and delivered by the duly authorized officers of the Lender, Borrower and Guarantor;
(2) Amendment No. 5 to that certain Amended and Restated Pricing Side Letter, dated as of the date hereof, executed and delivered by the duly authorized officers of the Lender, Borrower and Guarantor;
(3) duly authorized and filed Uniform Commercial Code financing statement amendments listing Borrower as debtor on Form UCC-3;
(4) the Securities Account Control Agreement, executed and delivered by the duly authorized officers of Lender, Borrower, and Securities Intermediary; and
(5) such other documents as the Lender or counsel to the Lender may reasonably request.

SECTION 9. Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in the Loan and Security Agreement.

SECTION 10. Limited Effect.   Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 11. Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12. Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts (including by facsimile or .pdf), each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 13. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

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Section 1. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Borrower  to Lender under the Loan and Security Agreement, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Lender

By:	/s/ Adam Loskove
Name:	Adam Loskove
Title:	Vice President

PennyMac Loan Services, LLC, as Borrower

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

Private National Mortgage Acceptance Company, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

Signature Page to Amendment No.4 to Second Amended and Restated Loan Security Agreement